UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

FIGS, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40448	46-2005653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2834 Colorado Avenue, Suite 100
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (424) 300-8330

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	FIGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Preferred Stock Purchase Agreement

On November 4, 2024, FIGS, Inc. (the “Company”) entered into a Series A Preferred Stock Purchase Agreement (the “Purchase Agreement”) with OOG, Inc. (“OOG”), pursuant to which the Company purchased 27,454,727 shares of OOG’s Series A-1 Preferred Stock for an aggregate price of $25.0 million (the “Transaction”), representing a minority interest in OOG.

OOG offers an AI-powered, multi-disciplinary education platform for healthcare professionals. Heather Hasson, Executive Chair of the Company’s board of directors (the “Board”) and beneficial owner of over 5% of the outstanding shares of the Company’s capital stock, is founder and Chief Executive Officer of OOG.

The closing (the “Closing”) of the Transaction occurred simultaneously with the parties’ entry into the Purchase Agreement and related Transaction Documents (as defined below). The Purchase Agreement contains customary representations and warranties from both OOG and the Company, and each party has agreed to customary covenants.

The description of the Purchase Agreement above is only a summary, and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which will be filed with our Annual Report on Form 10-K for the year ending December 31, 2024 to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or OOG or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Purchase Agreement includes representations, warranties and covenants of the Company and OOG made solely for the purposes of the Purchase Agreement and that may be subject to important qualifications and limitations agreed to by the Company and OOG in connection with the negotiated terms of the Transaction. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company and OOG rather than establishing matters as facts.

Additional Information Regarding Certain Relationships

The Company is party to a voting agreement with Ms. Hasson, Catherine Spear, director and Chief Executive Officer of the Company, Thomas Tull, the founder, chairman and chief executive officer of Tulco, LLC (“Tulco”), and certain related persons and trusts, under which such parties have agreed to vote their shares for the election of each of Ms. Hasson, Ms. Spear and an individual designated by Tulco (the “Tulco Director”), to the Board, and to vote against their removal. The current Tulco Director is J. Martin Willhite.

Because of the relationships among Ms. Hasson, Ms. Spear and Mr. Willhite, in considering the Transaction, the Board established and delegated to a Special Committee comprised solely of independent and disinterested directors (the “Special Committee”) the power and authority to evaluate, negotiate and recommend approval of, or decline to approve, the Transaction. The Special Committee recommended to the Board the execution and delivery by the Company of the Purchase Agreement and related Transaction Documents. LionTree Advisors LLC acted as financial advisor and Freshfields LLP acted as legal advisor to the Special Committee.

Ancillary Agreements Between the Company and OOG

The rights, preferences and privileges of the Series A-1 Preferred Stock are set forth in the Amended and Restated Certificate of Incorporation filed by OOG in connection with the Transaction, which includes among other things, senior rights on liquidation, the right to convert the Series A-1 Preferred Stock into shares of OOG common stock at the Company’s option, certain anti-dilution provisions, and other protective provisions, including certain consent rights with respect to transactions that would result in the sale of control of OOG and as to certain stock issuances that would adversely affect the Company’s rights.

In connection with the Transaction, the Company and OOG have also entered into a series of ancillary agreements (collectively with the Purchase Agreement, the “Transaction Documents”), which among other things, provide for (i) customary registration rights to the Company, (ii) a right of first offer in favor of the Company if OOG proposes to sell certain new securities, (iii) certain rights of first refusal to the Company with respect to certain sales of OOG securities to third parties, (iv) “tag-along” rights affording the Company the ability to participate as sellers in connection with certain sales of OOG securities to third parties, (v) a “drag-along” right requiring the parties to participate in certain change of control transactions, subject to the Company’s applicable consent rights and certain other exceptions, (vi) certain information rights and (vii) ongoing commercial rights and obligations of the parties, including that the Company and OOG will work in good faith to consummate a commercial agreement following the Closing memorializing additional benefits that OOG will provide to the Company, including as to marketing, community engagement, data and artificial intelligence.
Item 2.02 Results of Operations and Financial Condition.
On November 7, 2024, the Company announced its financial results for the three and nine months ended September 30, 2024. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).
Item 7.01 Regulation FD Disclosure.
Financial Highlights Presentation
On November 7, 2024, the Company posted a financial highlights presentation to the “Investor Relations” portion of its website at ir.wearfigs.com/financials/quarterly-results.
Investment in OOG
On November 7, 2024, the Company issued a press release announcing the Company’s investment in OOG. The full text of that press release is furnished as Exhibit 99.1 to this Report.
The information in Items 2.02 and 7.01 of this Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.
Forward Looking Statements
This Report contains various forward-looking statements about the Company within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on current management expectations, and which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such forward-looking statements. All statements contained in this Report that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project,” “should”, “strategy”, “strive”, “target”, “will” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. These forward-looking statements address various matters, including the Company’s investment in OOG and the future rights, obligations and commercial relationship between the parties, all of which reflect the Company’s expectations based upon currently available information and data. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual results, performance or achievements to differ materially from those described in these forward-looking statements: the Company’s ability to maintain its historical growth; the Company’s ability to maintain profitability; the Company’s ability to maintain the value and reputation of its brand; the Company’s ability to attract new customers, retain existing customers, and to maintain or increase sales to those customers; the success of the Company’s marketing efforts; the Company’s ability to maintain a strong community of engaged customers and Ambassadors; negative publicity related to the Company’s marketing efforts or use of social media; the Company’s ability to successfully develop and introduce new, innovative and updated products; the competitiveness of the market for healthcare apparel; the Company’s ability to maintain its key employees; the Company’s ability to attract and retain highly skilled team members; risks associated with expansion into, and conducting business in, international markets; changes in, or disruptions to, the Company’s shipping arrangements; the successful operation of the Company’s distribution and warehouse management systems; the Company’s ability to accurately forecast customer demand, manage its inventory, and plan for future expenses; the impact of changes in consumer confidence, shopping behavior and consumer spending on demand for the Company’s products; the impact of macroeconomic trends on the Company’s operations; the Company’s reliance on a limited number of third-party suppliers; the fluctuating costs of raw materials; the Company’s failure to protect proprietary, confidential or sensitive information or personal customer data, or risks of cyberattacks; the Company’s failure to protect its intellectual property rights; the fact that the operations of many of the Company’s suppliers and vendors are subject to additional risks that are beyond its control; and other risks, uncertainties, and factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 to be filed with the SEC, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 28, 2024, and the Company’s other periodic filings with the SEC. The forward-looking statements in this Report speak only as of the time made and the Company does not undertake to update or revise them to reflect future events or circumstances.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1*	Press Release of the Company, dated November 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This exhibit related to Item 2.02 shall be deemed to be furnished, and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGS, INC.
Date:	November 7, 2024	By:	/s/ Sarah Oughtred
		Name:	Sarah Oughtred
		Title:	Chief Financial Officer